ALLEGIANT ADVANTAGE FUND

                         INSTITUTIONAL MONEY MARKET FUND


                    Supplement dated October 27, 2008 to the
              Prospectuses and Statement of Additional Information
                             dated October 1, 2008.

       This Supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information
     ("SAI") and should be read in conjunction with each Prospectus and SAI.

ON OCTOBER 24, 2008, NATIONAL CITY CORPORATION ("NATIONAL CITY") AND THE PNC FINANCIAL SERVICES GROUP, INC. ("PNC") ANNOUNCED THAT THEY HAVE SIGNED A DEFINITIVE AGREEMENT FOR PNC TO ACQUIRE NATIONAL CITY. NATIONAL CITY IS THE INDIRECT PARENT COMPANY OF ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"), INVESTMENT ADVISER TO THE ALLEGIANT ADVANTAGE FUND (THE "FUND"). PNC GLOBAL INVESTMENT SERVICING (U.S.) INC., THE CO-ADMINISTRATOR TO THE FUND, IS A WHOLLY OWNED SUBSIDIARY OF PNC. PURSUANT TO THE TERMS OF THE FUND'S INVESTMENT ADVISORY AGREEMENT THE PROPOSED TRANSACTION WOULD BE CONSIDERED A CHANGE OF CONTROL OF THE ADVISER AND THE CURRENT INVESTMENT ADVISORY AGREEMENT WOULD TERMINATE IF THE PROPOSED TRANSACTION IS COMPLETED. IN THIS CIRCUMSTANCE, THE BOARD OF TRUSTEES OF THE FUND WILL CONSIDER A NEW INVESTMENT ADVISORY AGREEMENT WITH THE ADVISER AND THIS INVESTMENT ADVISORY AGREEMENT WOULD BE SUBMITTED TO SHAREHOLDERS OF THE FUND FOR APPROVAL.

THE PROPOSED TRANSACTION IS CURRENTLY EXPECTED TO CLOSE BY DECEMBER 31, 2008. FURTHER INFORMATION REGARDING HOW THIS TRANSACTION WILL AFFECT THE FUND WILL BE PROVIDED IN THE FUTURE.







          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE